NewAlliance Bancshares

Capital ideas.

Capital ideas. Human values.

Common Stock Offering & Proposed Acquisitions

February/March 2004

NewAlliance Bancshares

Disclaimer & Forward-Looking Statements

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the "Risk Factors" section of the Prospectus.

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of NewAlliance Bancshares, Inc.

Please refer to the Prospectus dated February 9, 2004.

Corporate Overview – The Companies

New Haven Savings Bank

- Established in 1838
- Connecticut-chartered mutual savings bank
- Provides products and services through 36 branch offices, ATMs, 24-hour phone access and online banking
- Primary market area currently encompasses New Haven and Middlesex Counties, Connecticut
- At December 31, 2003 had assets and equity of $2.5 billion and $406.0 million, respectively

Corporate Overview – The Companies

Connecticut Bancshares, Inc. (Nasdaq: "SBMC")

- Savings Bank of Manchester, the wholly-owned subsidiary of Connecticut Bancshares, Inc. was established in 1905 is headquartered in Manchester, Connecticut. Savings Bank of Manchester operates 28 full-service banking offices in Hartford, Tolland and Windham Counties, Connecticut
- At December 31, 2003 had assets and equity of $2.6 billion and $263.8 million, respectively

Alliance Bancorp of New England, Inc. (AMEX: "ANE")

- Tolland Bank, the wholly-owned subsidiary of Alliance Bancorp of New England, Inc. was established in 1841 and is headquartered in Vernon, Connecticut. Tolland Bank operates 10 offices, 8 of which are in Tolland County and 2 of which are in Hartford County, Connecticut
- At December 31, 2003 had assets and equity of $438.4 million and $32.8 million, respectively

Experienced Management Team

Nearly Two Centuries of Collective Experience in the Financial Services Industry

Name	Title	Years in Industry	Prior Experience
Peyton R. Patterson	Chairman, President & Chief Executive Officer	21	New Haven Savings Bank (CT) Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)
Merrill B. Blanksteen	Executive Vice President, Chief Financial Officer & Treasurer	26	New Haven Savings Bank (CT) American Savings Bank (FL) AmeriFirst Bank (FL)
Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	23	New Haven Savings Bank (CT) Dime Bancorp (NY)
Donald T. Chaffee	Executive Vice President & Chief Credit Officer	30	New Haven Savings Bank (CT) Dime Bancorp (NY) Chase Manhattan Bank (NY)
David H. Purcell	Executive Vice President, Retail Banking	18	New Haven Savings Bank (CT) Dime Bancorp (NY) CoreStates Financial Corp. (PA) New Jersey National Bank (NJ)
Diane L. Wishnafski	Executive Vice President, Business Banking	28	New Haven Savings Bank (CT) Dime Savings Bank of Wallingford (CT) First Bank (CT) Connecticut Bank & Trust Co. (CT)
J. Edward Diamond	Executive Vice President, Asset Management	30	New Haven Savings Bank (CT) Dime Bancorp (NY) First Gibraltar Bank (TX)

Financial Highlights

Summary Financials

The following table shows the publicly-available financials of the three companies as of December 31, 2003. No adjustments have been made for the acquisitions or the conversion offering.

(Dollars in Thousands)	New Haven Savings Bank	Connecticut Bancshares	Alliance
Investments	$ 1,119,630	$ 724,569	$ 109,375
Gross Loans	1,307,458	1,687,271	276,352
Total Assets	2,536,730	2,587,806	438,443
Deposits	1,801,291	1,606,292	338,965
Borrowings	277,681	666,384	58,052
Equity	406,001	263,833	32,841
Profitability Ratios[1]			
Net Interest Margin	3.17%	3.36%	3.17%
ROAA	0.66%	1.07%	0.35%
ROAE	4.01%	10.72%	5.09%
Efficiency Ratio, adjusted	63.74%	58.96%	67.35%
Asset Quality Ratios			
NPLs/Loans	0.42%	0.38%	2.38%
NPAs/Assets	0.22%	0.25%	1.50%
Loan Loss Reserves/Loans	1.35%	0.98%	1.51%
Loan Loss Reserves/NPLs	321.90%	257.16%	63.54%
# Branches	36	28	10

[1] Profitability ratios for New Haven Savings Bank are for the nine months ending December 31, 2003 and for the year ending December 31, 2003 for Connecticut Bancshares and Alliance. Earnings for all three companies include merger related charges.

Expanded Market Area

■ New Haven Savings Bank
△ Savings Bank of Manchester
● Tolland Bank
★ NewAlliance Bancshares, Inc.
Executive Offices
195 Church Street
New Haven, Connecticut



VT
NH
NY
MA
CT
RI
PA
NJ
Hartford
Tolland
Windham
Litchfield
New Haven
Middlesex
New London
Fairfield
CT 15 / MERRITT PKWY

Critical Mass in Each Market

Total Market Area Market Share

Top 20 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	FleetBoston Financial Corp. (MA)	105	11,450,785	27.90
2	Webster Financial Corp. (CT)	89	6,587,442	16.05
3	**NewAlliance Bancshares, Inc. (CT)**	**74**	**3,848,944**	**9.38**
3	People's Mutual Holding Co. (CT)	77	3,120,028	7.60
4	Wachovia Corp. (NC)	44	2,508,610	6.11
5	Banknorth Group Inc. (ME)	39	2,340,100	5.70
6	**New Haven Savings Bank (CT)**	**36**	**1,850,712**	**4.51**
7	**Connecticut Bancshares Inc. (CT)**	**28**	**1,662,105**	**4.05**
8	Royal Bank of Scotland Group	29	1,642,186	4.00
9	Sovereign Bancorp Inc. (PA)	34	1,640,718	4.00
10	Liberty Bank (CT)	25	1,424,768	3.47
11	Hudson United Bancorp (NJ)	23	865,823	2.11
12	Farmington Savings Bank (CT)	11	568,938	1.39
13	Charter Oak Cmnty Bank Corp. (CT)	15	546,215	1.33
14	North Fork Bancorp. (NY)	1	431,683	1.05
15	Naugatuck Savings Bank (CT)	8	422,656	1.03
16	**Alliance Bncp of New England (CT)**	**10**	**336,127**	**0.82**
17	Guilford Savings Bank (CT)	5	331,435	0.81
18	SI Bancorp Inc. (CT)	10	324,551	0.79
19	Milford Bank (CT)	4	230,589	0.56
20	Putnam Bancorp MHC, Inc. (CT)	4	192,337	0.47
	Top Twenty Totals	**597**	**38,477,808**	**93.75**
	Five County Totals (50 Institutions)	**669**	**41,043,234**	**100.00**

Source: SNL Financial as reported by the FDIC on June 30, 2003. Includes New Haven, Hartford, Tolland, Middlesex and Windham counties, Connecticut.

Critical Mass in Each Market

Will be the 2nd largest fully-public depository based in Connecticut.

Connecticut Market Share

Top 20 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	FleetBoston Financial Corp. (MA)	178	16,328,405	23.45
2	People's Mutual Holding Co. (CT)	154	8,838,444	12.69
3	Webster Financial Corp. (CT)	117	8,153,572	11.71
4	Wachovia Corp. (NC)	83	5,342,506	7.67
5	**NewAlliance Bancshares, Inc. (CT)**	**74**	**3,848,944**	**5.53**
5	Royal Bank of Scotland Group	42	2,624,996	3.77
6	Banknorth Group Inc. (ME)	46	2,541,652	3.65
7	J.P. Morgan Chase & Co. (NY)	30	2,160,904	3.10
8	**New Haven Savings Bank (CT)**	**36**	**1,850,712**	**2.66**
9	Liberty Bank (CT)	33	1,772,362	2.54
10	Sovereign Bancorp Inc. (PA)	35	1,693,174	2.43
11	**Connecticut Bancshares Inc. (CT)**	**28**	**1,662,105**	**2.39**
12	Hudson United Bancorp (NJ)	42	1,627,906	2.34
13	Union Savings Bank (CT)	16	889,382	1.28
14	Citigroup Inc. (NY)	7	804,964	1.16
15	First County Bank (CT)	11	730,689	1.05
16	NewMil Bancorp Inc. (CT)	20	572,734	0.82
17	Farmington Savings Bank (CT)	11	568,938	0.82
18	Charter Oak Cmnty Bank Corp. (CT)	15	546,215	0.78
19	Torrington Savings Bank (CT)	6	542,735	0.78
20	Bank of New York Co. (NY)	9	534,067	0.77
30	**Alliance Bncp of New England (CT)**	**10**	**336,127**	**0.48**
	Top Twenty Totals	**919**	**59,786,462**	**85.86**
	Connecticut Totals (73 Institutions)	**1151**	**69,642,613**	**100.00**

Source: SNL Financial as reported by the FDIC on June 30, 2003.

Critical Mass in Each Market

New Haven County Market Share

Top 10 Rank	Institution	# of Branches	Deposits In List ($000)	Market Share (%)
1	Webster Financial Corp. (CT)	35	2,614,932	18.02
2	Wachovia Corp. (NC)	36	2,222,631	15.32
3	FleetBoston Financial Corp. (MA)	38	2,004,113	13.81
4	**NewAlliance Bancshares, Inc.**	**29**	**1,714,035**	**11.81**
4	New Haven Savings Bank (CT)	29	1,714,035	11.81
5	People's Mutual Holding Co. (CT)	33	1,400,903	9.65
6	Royal Bank of Scotland Group	15	849,200	5.85
7	Hudson United Bancorp (NJ)	17	718,198	4.95
8	Banknorth Group Inc. (ME)	13	509,909	3.51
9	North Fork Bancorp. (NY)	1	431,683	2.98
10	Naugatuck Savings Bank (CT)	8	422,656	2.91
	Top Ten Totals	225	12,888,260	88.81
	County Totals (24 Institutions)	263	14,509,774	100.00

Hartford County Market Share

Top 10 Rank	Institution	# of Branches	Deposits In List ($000)	Market Share (%)
1	FleetBoston Financial Corp. (MA)	46	8,726,538	42.03
2	Webster Financial Corp. (CT)	48	3,742,948	18.03
3	Banknorth Group Inc. (ME)	23	1,730,916	8.34
4	Sovereign Bancorp Inc. (PA)	27	1,392,046	6.70
5	**NewAlliance Bancshares, Inc.**	**19**	**1,309,415**	**6.31**
5	Connecticut Bancshares Inc. (CT)	17	1,282,545	6.18
6	People's Mutual Holding Co. (CT)	32	1,217,752	5.86
7	Farmington Savings Bank (CT)	11	568,938	2.74
8	Wachovia Corp. (NC)	5	213,449	1.03
9	Charter Oak Cmnty Bank Corp. (CT)	9	213,419	1.03
10	Windsor Federal MHC (CT)	4	185,845	0.90
26	Alliance Bncp of New England (CT)	2	26,870	0.13
	Top Ten Totals	222	19,274,396	92.84
	County Totals (29 Institutions)	262	20,764,638	100.00

Tolland County Market Share

Top 10 Rank	Institution	# of Branches	Deposits In List ($000)	Market Share (%)
1	**NewAlliance Bancshares, Inc.**	**17**	**656,640**	**36.84**
1	Connecticut Bancshares Inc. (CT)	9	347,383	19.49
2	Charter Oak Cmnty Bank Corp. (CT)	6	332,796	18.67
3	Alliance Bncp of New England (CT)	8	309,257	17.35
4	FleetBoston Financial Corp. (MA)	5	209,959	11.78
5	People's Mutual Holding Co. (CT)	5	182,203	10.22
6	Stafford Savings Bank (CT)	3	147,465	8.27
7	SI Bancorp Inc. (CT)	2	67,242	3.77
8	Liberty Bank (CT)	1	60,995	3.42
9	Webster Financial Corp. (CT)	2	58,040	3.26
10	Banknorth Group Inc. (ME)	1	50,737	2.85
	Top Ten Totals	42	1,766,077	99.08
	County Totals (11 Institutions)	43	1,782,090	100.00

Source: SNL Financial as reported by the FDIC on June 30, 2003.

Integration Process

- Hired a nationally-recognized merger integration consulting firm: First Manhattan Consulting Group
- Tolland System Conversion: Mid April 2004
- NewAlliance Bank brand launch: Mid April 2004
- Savings Bank of Manchester Conversion: Labor Day 2004
- Expected synergy calculation includes the potential consolidation of ten branches

Post-Conversion & Acquisitions Business Strategy

- Continuing our commitment to the communities we serve by maintaining our high level of customer service
- Expanding our retail and business banking franchises through aggressive sales strategies, acquisitions and de novo branching
- Promoting the growth of our core deposits, such as checking, money market and savings accounts through our increased branching network
- Increasing our loan portfolio and, in particular, commercial real estate, commercial business and home equity loans

Post-Conversion & Acquisitions Business Strategy

- Increasing our fee income from a variety of products and services, such as fees from additional deposit related services, investment advisory services and insurance products – acquisitions of niche fee income businesses will be strategically considered
- Expanding and strengthening our customer base by offering new products and services
- Improving operating efficiency through increased scale
- Managing credit risk to maintain our favorable asset quality including a low level of non-performing assets and charge-offs
- Managing our interest rate risk by maintaining an acceptable balance between maximizing potential returns and limiting exposure to changing interest rates

Economics of the Transaction

Acquisition Information	Connecticut Bancshares	Alliance
Aggregate Offer Value ($000)	$606,973	$71,837
Offer Price per Share	$52.00	$25.00
Type of Consideration	cash	up to 100% stock
Offer Price/Book Value (1)	220%	218%
Offer Price/Tangible Book Value (1)	245%	218%
Offer Price/2003 Diluted Earnings(2)	18.7x	30.9x
Offer Price/2003 Diluted Earnings *plus* expected cost saves(2,3)	11.8x	16.3x

(1) At December 31, 2003.
(2) Excludes merger-related charges.
(3) Includes estimated 2005 pre-tax cost saves of $26.0 million for Connecticut Bancshares and $3.1 million for Alliance. The cost saves of the target companies do not consider revenue enhancements or expenses associated with New Haven Savings Bank's transition to a public company. The cost saves also do not take into consideration merger-related expenses including the amortization of core deposit intangibles and the cost of contractual "non-compete" clauses. All savings related to branch closings are included in the cost savings amount for Connecticut Bancshares.

M&A Summary(1)	New England Thrifts
Median Offer Price/Book Value	225%
Median Offer Price/Tangible Book Value	267%
Median Offer Price/LTM Earnings	20.4x

(1) Source: SNL Financial as of January 31, 2004 for deals announced from January 1, 2003 to January 31, 2004.

Pro Forma Financials

At September 30, 2003 –

Includes the Effect of the Conversion and Acquisitions

	Minimum 65,875,000 $10 Per Share	Adj Maximum 102,493,750 $10 Per Share
Balance Sheet	*In thousands. Includes effect of the charitable foundation, no RRP.*	
Assets		
Cash & cash equivalents	$183,171	$183,171
Securities available for sale	1,793,155	2,081,318
Securities held to maturity	350	350
Loans, net	3,221,698	3,221,698
FHLB stock	47,262	47,262
Premises and equipment, net	59,760	59,760
Goodwill	425,932	425,932
Non-compete agreement	9,333	9,333
Core deposit intangible	62,435	62,435
Other intangibles	153	153
Other assets	141,996	141,996
Total assets	$5,945,245	$6,233,408
Liabilities		
Deposits	$3,751,300	$3,751,300
Borrowed funds	1,026,082	977,169
Other liabilities	91,738	91,738
Total liabilities	$4,869,120	$4,820,207
Stockholders' Equity		
Common stock	769	1,135
Additional paid-in capital	758,795	1,121,138
Retained earnings	363,667	363,667
ESOP shares	(48,913)	(74,546)
RRP shares	--	--
Treasury stock	--	--
Accum other comprehensive income	1,807	1,807
Total stockholders' equity	1,076,125	1,413,201
Total liabilities & stockholders' equity	$5,945,245	$6,233,408

Pro Forma Loan & Deposit Composition

At December 31, 2003[1]

Loan Portfolio



Commercial Real Estate 21.8%
Consumer 13.8%
Residential 54.8%
C&I 9.6%

Deposits

Core Deposits / Total Deposits = 68.4%



Total Non-Interest Bearing Checking 9.9%
Time Deposits 31.6%
Savings, Money Market & NOW 58.5%

[1] *Includes the effect of the acquisitions; excludes effect of purchase accounting.*

Interest Rate Posture

- Average duration of NewAlliance Bancshares' investment portfolio is 2.3 years *(pro forma as of September 30, 2003)*.
- Long-term fixed rate loans (e.g., 15 and 30 year mortgages) comprise a relatively low percentage of the portfolio, approximately 30%.
- Given this, and the balance sheet flexibility facilitated by transaction purchase accounting, NewAlliance Bancshares is well-positioned to benefit from a rising interest rate environment.

Stock Offering Overview

Offering Summary

At or For the Six Months Ended September 30, 2003

	MINIMUM	MIDPOINT	MAXIMUM	ADJ MAXIMUM
# of Shares Sold	65,875,000	77,500,000	89,125,000	102,493,750
Alliance Acquisition Shares [1]	7,013,095	7,013,095	7,013,095	7,013,095
Charitable Foundation Shares	4,000,000	4,000,000	4,000,000	4,000,000
Total Shares Outstanding *(pro forma)*	76,888,095	88,513,095	100,138,095	113,506,845
Gross proceeds ($000s)	658,750	775,000	891,250	1,024,938
Estimated net proceeds ($000s)	649,433	764,579	879,724	1,012,142
Pro forma net income - 9/03 ($000s)	22,110	22,937	23,218	23,540
Pro forma EPS ($)	0.31	0.28	0.25	0.22
Shares used in PF EPS calculations	72,078,366	82,903,178	93,727,991	106,176,525
Pro forma stockholders' equity ($000s)	1,076,125	1,183,134	1,290,141	1,413,201
Pro forma stockholders' equity per share ($)	14.00	13.37	12.88	12.45

Pricing *(not including RRP)*

Offering P/B	71.43 %	74.79 %	77.64 %	80.32 %
Offering P/Tang Book	132.98 %	129.20 %	126.42 %	123.92 %
Offering P/E	16.13 x	17.86 x	20.00 x	22.73 x

Pricing *(including RRP)*

Offering P/B	73.37 %	76.92 %	79.94 %	82.78 %
Offering P/Tang Book	139.66 %	135.50 %	132.63 %	130.04 %
Offering P/E	17.86 x	20.00 x	22.73 x	26.32 x

[1] Assumes ANE shareholders elect 100% stock consideration. ANE shareholders may elect up to 25% of total consideration in cash.

Peer Group Comparison

	NABC[1]	Medians Nat'l Peer Group[2]	Medians Appraisal Peer Group[3]
Financial Comparison			
Assets ($000's)	6,233,408	2,073,833	2,206,269
Equity ($000's)	1,413,201	187,992	276,639
Deposits ($000's)	3,751,300	1,259,843	1,381,778
Net Income ($000's)	47,080	21,678	23,378
Tang. Equity / Tang. Assets	15.96 %	8.13 %	7.93 %
Pricing Ratio Comparison			
Price/Book	80.32 %	182.50 %	202.93 %
Price/Tangible Book	123.92 %	196.86 %	221.70 %
Price/EPS	22.7 x	17.1 x	19.6 x

[1] Pro forma for the six months ended September 30, 2003 at the adjusted maximum of the offering range, not including effect of RRP. Tangible equity and tangible assets exclude intangibles of $497.9 million.
[2] Source: SNL Financial. Financial data as of December 31, 2003; pricing data as of February 20, 2004. Includes public thrifts with $1B to $10B in assets. Excludes MHCs and merger targets.
[3] Source: SNL Financial. Financial data as of December 31, 2003; pricing data as of February 20, 2004. Peer group includes: FSLA, HRBT, OCFC, PFSB, WYPT, ABCW, CITZ, FPFC, TONE, UCFC, SCFS, WBS.

Key Financial Objectives by the end of 2005

(assumes the maximum of the offering range is sold in the offering)

Cash Return[1] on Tangible Equity[2] :	approximately 7%
Return on Average Equity:	approximately 4%
Cash Return[1] on Tangible Assets[2] :	approximately 1.0%
Return on Average Assets:	approximately 0.8%

(1) Cash earnings excludes amortization of intangibles.
(2) Tangible equity and tangible assets exclude all intangibles, including core deposit intangibles.

Valuation Overview

NABC Valuation v. Recent Conversions

Transactions Completed Since 1/1/2000 where Gross Proceeds were $100M+ (sorted by descending P/B)

Company	Ticker	State	Type	IPO Date	Gross Proceeds ($M)	IPO P/B (%)	IPO P/TB (%)
Provident Bancorp[1]	PBCP	NY	2nd Step	01/15/04	195.7	119.30	151.10
Bank Mutual Corp.	BKMU	WI	2nd Step	10/29/03	410.6	110.62	120.48
First Niagara Financial Gp[1]	FNFG	NY	2nd Step	01/17/03	410.0	102.56	116.96
Brookline Bancorp	BRKL	MA	2nd Step	07/10/02	337.2	95.42	95.42
Waypoint Financial[1]	WYPT	PA	2nd Step	10/12/00	165.5	93.98	98.04
Clifton Savings Bcp[2]	CSBK	NJ	MHC	*Pending*	137.4	92.10	92.10
KNBT Bancorp[1]	KNBT	PA	Standard	11/03/03	202.0	79.81	91.58
NewAlliance Bancshares[3]	**NABC**	**CT**	**Standard**	***Pending***	**891.3**	**77.64**	**126.42**
Provident Financial Services	PFS	NJ	Standard	01/16/03	596.2	74.13	76.21
TierOne Corporation	TONE	NE	Standard	10/02/02	220.8	71.20	71.20
Connecticut Bancshares	SBMC	CT	Standard	03/02/00	104.0	52.25	52.25

(1) Transaction included a simultaneous acquisition.

(2) Pro forma ratios are per the Prospectus dated January 31, 2004; pricing ratios shown fully-converted at the maximum of the offering range.

(3) Data is pro forma as of September 30, 2003 at the maximum of the offering range (not including RRP).

Strategic Rationale for the Conversion

- Finance the proposed acquisitions of Connecticut Bancshares and Alliance
- Expand our lending and deposit-gathering activities with broader distribution outlets throughout Connecticut
- Structure and finance further expansion and diversification of our operations, including the potential acquisitions of other financial institutions and/or funding of de novo branching activities
- Improve overall competitive and market share positions
- Manage our capital position effectively through the ability to pay dividends and repurchase shares of our common stock

Investment Attributes

- Profitable, strategically positioned institution
- Attractive state-wide franchise
- Strong management with experience at public institutions
- Exceptional asset quality
- Well-capitalized
- Asset-sensitive balance sheet
- Pro forma pricing at a discount to comparable peers

Tentative Timing

• Late February 2004:	Mailings to eligible depositors, offering period started
• 10:00am March 11, 2004:	Subscription Offering concludes
• Late March 2004:	Anticipated close of the conversion and acquisitions, shares trade